Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant /x/


Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /      Preliminary Proxy Statement
/x/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE JUDGE GROUP, INC.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/      No fee required per Exchange Act Rule 14a-6(i)(2)
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

             1) Title of each class of securities to which transaction applies:

             2) Aggregate number of securities to which transaction applies:

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

             4) Proposed maximum aggregate value of transaction:

             5) Total fee paid:

/ /      Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                              THE JUDGE GROUP, INC.
                            Two Bala Plaza, Suite 405
                         Bala Cynwyd, Pennsylvania 19004
                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   To Be Held

                                  June 6, 1997
                                  -------------
                                                                     May 5, 1997

To the Shareholders:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders of The Judge Group, Inc., which will be held at 10:00 a.m. on Friday, June 6, 1997, at the Company's corporate headquarters, Two Bala Plaza, Suite 405, Bala Cynwyd, Pennsylvania, for the following purposes:

          1. To elect the Board of Directors;

          2. To ratify the appointment of Rudolph, Palitz LLP as the Company's independent accountants for the 1997 fiscal year; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on May 1, 1997 as the record date for the determination of the shareholders of record entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

         The Company's Annual Report for fiscal 1996 is enclosed.

         WHETHER OR NOT YOU PLAN TO ATTEND THE 1997 ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY OR PROXIES IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. RETURNING YOUR PROXY CARD DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.

                             By Order of the Board of Directors,

                             KATHARINE A. WIERCINSKI
                             Secretary

                              The Judge Group, Inc.
                            Two Bala Plaza, Suite 405
                         Bala Cynwyd, Pennsylvania 19004
                               ------------------

                                 PROXY STATEMENT
                               -------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Judge Group, Inc., a Pennsylvania corporation (the "Company"), for use at the 1997 Annual Meeting of Shareholders scheduled for 10:00 a.m. on Friday, June 6, 1997 at the Company's corporate headquarters, Two Bala Plaza, Suite 405, Bala Cynwyd, Pennsylvania 19004, and at any postponements or adjournments thereof. This proxy statement and the accompanying forms of proxy are first being mailed to shareholders on or about May 5, 1997.

         Shares represented by properly executed proxy cards received by the Company at or before the meeting will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the shares so represented FOR the election of the nominees for directors named in this proxy statement and FOR the ratification of Rudolph, Palitz LLP as the Company's independent accountants for 1997. The persons named on the proxy card will vote according to their best judgment as to any other business which properly comes before the meeting.

         Signing and returning the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting or vote in person. A proxy may be revoked at any time before it is voted at the meeting by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date or by attending the 1997 Annual Meeting and giving notice of such revocation. Only shareholders of record at the close of business on May 1, 1997, the record date for the meeting, will be entitled to vote at the Annual Meeting.

         The cost of this proxy statement will be paid by the Company. Additional solicitation by mail, telephone, telecopy or by personal solicitation may be conducted by directors, officers and employees of the Company, for which they will receive no additional compensation. Brokerage houses, fiduciaries and other nominees holding common shares of the Company as of the record date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable expenses.

                            QUORUM AND OTHER MATTERS

         The presence at the 1997 Annual Meeting, in person or by proxy, of the holders of shares representing a majority of the total number of votes authorized to be cast by the Company's outstanding common shares at the close of business on May 1, 1997 is necessary to constitute a quorum. In determining whether a quorum exists, holders of shares will be treated as being present at the Annual Meeting if the holders of such shares are present in person or are represented by valid proxies, whether the proxy cards granting such proxies are marked as casting a vote or abstaining or are left blank.

         The affirmative vote of a majority of the votes cast at the meeting is required for the approval of any other matter to come before the Annual Meeting. In determining the number of votes cast, shares abstaining from voting and shares held in street name that are indicated as not being voted due to lack of discretionary authority, such as a broker non-vote, will not be treated as votes cast. Shareholders do not have cumulative voting rights.

         The Company has one class of outstanding capital stock, common shares, par value $.01 per share (the "Common Shares"). At the close of business on May 1, 1997, the record date for the Annual Meeting, there were outstanding 13,344,232 Common Shares.

                            1. ELECTION OF DIRECTORS

         The entire Board of Directors (the "Board"), comprised of five directors, will be elected at the 1997 Annual Meeting. All directors are elected annually and, if elected, will hold office until the next annual meeting of shareholders and until the election and qualification of their successors. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted FOR the election of the nominees set forth in the following table.

Nominees for Election as Directors; Identification of Executive Officers

         Each nominee has consented to being named in this proxy statement and to serve, if elected. If any nominee at the time of his election is unable or unwilling to serve or is otherwise unavailable for election, and as a result another nominee is designated by the Board of Directors, the persons named in the enclosed proxy, or their substitutes, will have discretion and authority to vote or refrain from voting for such nominee in accordance with their judgment. The five nominees receiving the highest number of votes cast at the Annual Meeting will be elected directors. For such purposes, the withholding of authority to vote, an abstention or the specific direction not to cast a vote, such as a broker non-vote, will not constitute the casting of a vote in the election of directors. The following table also sets forth certain information concerning the Company's executive officers who are not also a director of the Company.


                                               Director
Name                               Age          Since        Principal Occupation and Experience
----                               ---         --------      -----------------------------------
Martin E. Judge, Jr.               52            1970        Founder;  Chief Executive Officer and
                                                             Chairman of the Board since 1970.  During
                                                             fiscal 1996, Mr. Judge was an executive officer
                                                             and a director of Judge Imaging Systems, Inc.
                                                             ("JIS"), a publicly held subsidiary of the
                                                             Company that was merged into another wholly-
                                                             owned subsidiary of the Company in February
                                                             1997 (see "Certain Transactions").

Richard T. Furlano                 47            1996        President of the Company's Contract Placement
                                                             business since April 1992.  Since January 1997
                                                             has served as acting President of JIS, a
                                                             subsidiary of the Company.  From 1990 to
                                                             1992, Mr. Furlano was a Regional Sales
                                                             Manager for Yorkship Business Supply.  He is
                                                             the President of the Company and serves on its
                                                             Board of Directors.  During fiscal 1996, Mr.
                                                             Furlano was a director of JIS.  Mr. Furlano is
                                                             the brother-in-law of Mr. Judge.


                                       -2-





                                               Director
Name                               Age          Since        Principal Occupation and Experience
----                               ---         --------      -----------------------------------
Michael A. Dunn                    48            1995        President of the Company's Permanent
                                                             Placement business since 1990.  From 1980 to
                                                             1990, Mr. Dunn served as Executive Vice
                                                             President of the Permanent Placement business
                                                             from 1980 to 1990, and has also held various
                                                             recruiting and managerial positions in that
                                                             business since joining the Company in 1973.
                                                             Mr. Dunn is an Executive Vice President of the
                                                             Company and serves on the Company's Board
                                                             of Directors.  During fiscal 1997, Mr. Dunn
                                                             was a director of JIS.

Randolph J. Angermann              46            1997        Elected to the Board of Directors in April 1997.
                                                             Since February 1994, Mr. Angermann has been
                                                             the President of Four Seasons Properties Inc., a
                                                             real estate investment firm.  From 1971 until its
                                                             sale to Office Depot, Inc. in February 1994,
                                                             Mr. Angermann owned and operated Yorkship
                                                             Business Supply, a diversified office products
                                                             company.

James C. Hahn                      54            1997        Elected to the Board of Directors in April 1997.
                                                             Since January 1995, Mr.Hahn has served as
                                                             President and Chief Executive Officer of
                                                             AutoImage ID, Inc., a company that designs
                                                             and manufactures real time recognition systems
                                                             using automatic data collection applications.
                                                             From July 1991 to January 1994, Mr. Hahn
                                                             was the Vice President of Product Marketing
                                                             for Gandalf Technologies, a publicly held multi-
                                                             national Canadian company that manufactures,
                                                             sells and services data communication products
                                                             used for computer-to-computer communications.
                                                             In addition, from October 1991 to January
                                                             1995, Mr. Hahn served as a director of Harbor
                                                             Technology, Inc., a data communication and
                                                             telemarketing network company.

                                                Officer
Other Executive Officers           Age           Since       Principal Occupation and Experience
------------------------           ---          -------      ------------------------------------
Katharine A. Wiercinski            36            1990        Vice President of Human Resources for the
                                                             Company and each of its subsidiaries since 1990
                                                             and Secretary of the Company since 1990.  Ms.
                                                             Wiercinski has also held various administrative
                                                             and managerial positions since joining the
                                                             Company in 1981.

Jeffrey J. Andrews                 45            1996        Chief Financial Officer of the Company since
                                                             May 1996.  Mr. Andrews was an independent
                                                             financial advisory consultant from September
                                                             1995 until May 1996, and served as Controller
                                                             for Godwin Pumps of America (a manufacturer
                                                             of industrial pumps) from September 1994 to
                                                             August 1995. From April 1993 to August 1994,
                                                             Mr. Andrews was a Manager for Ernst &
                                                             Young, LLP, and prior to that time, was the
                                                             President and sole shareholder of Andrews
                                                             Associates, an investment banking firm.


The Board of Directors and its Committees

         The Board held one meeting during the year ended December 31, 1996. During fiscal 1996, the Board had one standing committee, the Stock Option Committee. Effective upon the successful completion of the Company's initial public offering of its Common Shares in February 1997 (the "Offering") and the subsequent election to the Board of two independent directors in April 1997, the Board established two additional standing committees, the Compensation Committee and the Audit Committee. The Board does not have a standing nominating committee. The functions of a nominating committee are carried on by the Board of Directors as a whole.

         The Compensation Committee. There was no formal Compensation Committee in fiscal 1996. During fiscal 1996, all compensation decisions were determined by the Board. The Board established the Compensation Committee in April 1997 and elected Messrs. Angermann and Hahn as its members. This committee reviews categories of compensation levels of the Company's employees and determines guidelines for future compensation, including incentive compensation.

         The Stock Option Committee. Mr. Judge and Mr. Furlano served as the members of the Stock Option Committee in fiscal 1996. This committee is authorized to grant options to officers and key employees of the Company pursuant to the Company's 1996 Incentive Stock Option and Non-Qualified Stock Option Plan for Key Employees and Directors (the "Stock Option Plan") and otherwise. This committee held one meeting during fiscal 1996. Effective April 1997, the Board elected Messrs. Angermann and Hahn as the members of the Stock Option Committee.

         The Audit Committee. There was no formal Audit Committee in fiscal 1996. Effective April 1997, the Board established an Audit Committee and elected Messrs. Judge, Angermann and Hahn as its members. The primary responsibilities of this committee are to recommend annually the independent public accountants for appointment by the Board as auditors for the Company, review the scope of the audit made by the accountants, review the audit reports submitted by the accountants, conduct such other reviews as the committee deems appropriate and make reports and recommendations to the Board within the scope of its functions.

Directors' Compensation

         In fiscal 1996, the Company's directors, and the directors of each of the Company's subsidiaries, did not receive any compensation for their services as directors.

         Upon election to the Board in April 1997, Mr. Angermann and Mr. Hahn (each a "Non-Employee Director" as defined in the Securities Exchange Act of 1934, as amended) each received 10,000 options, 2,500 of which were granted pursuant to the Company's Stock Option Plan.

         Pursuant to the Company's Stock Option Plan, each person elected as a Non-Employee Director at the Annual Meeting will receive a grant of a Non-Qualified Stock Option (a "NQSO") to purchase 2,500 Common Shares on the first business day immediately following the date he or she is elected a director. In addition, on the first business day immediately following each of the dates on which an incumbent Non-Employee Director is re-elected, he or she will receive an additional grant of an NQSO to purchase 2,500 additional Common Shares. The grant of NQSOs to Non-Employee Directors pursuant to the Stock Option Plan is automatic and neither the Committee nor the Board shall have any discretionary authority with respect thereto.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's Common Shares and certain other persons (collectively, "Covered Persons") to file with the Securities and Exchange Commission and the Nasdaq Stock Market, within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of Common Shares and certain other securities of the Company. During fiscal 1996, no
Section 16(a) filing requirements were applicable to Covered Persons.

                         2. RATIFICATION OF ACCOUNTANTS

         In the absence of instructions to the contrary, proxies will be voted in favor of the reappointment of Rudolph, Palitz LLP as independent accountants of the Company to serve until the next Annual Meeting of Shareholders. The election of independent accountants by the shareholders is not required by law or by the Company's By-Laws; however, the Company has decided to submit this matter to the shareholders and believes that it is good practice to do so. A majority of the votes cast in favor of the election of Rudolph, Palitz, LLP is necessary to approve this matter. For such purposes, the withholding of authority to vote, an abstention or the specific direction not to cast a vote, such as a broker non-vote, will not constitute the casting of a vote in favor of the election. If a majority of the votes cast on this matter are not cast in favor of the election of Rudolph, Palitz LLP, the Company will appoint other independent accountants as soon as is practical and before the close of 1997.

         A representative of Rudolph, Palitz LLP is expected to be present at the Annual Meeting to make a statement if desired and will be available to respond to any appropriate questions.

                                3. OTHER MATTERS

         The Board of Directors knows of no matters to be presented for action at the 1997 Annual Meeting, other than those set forth in the attached Notice. However, if any other matters should properly come before the meeting or any adjournments thereof, the proxies solicited hereby will be voted on such matters, to the extent permitted by the rules of the

Securities and Exchange Commission, in accordance with the judgment of the persons voting such proxies.

                             ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth, as of April 22, 1997, the beneficial ownership of the Company's Common Shares by: (i) each person who is known by the Company to be the beneficial owner of more than 5% of such shares; (ii) each director and nominee for director of the Company; (iii) each of the Company's executive officers named in the Summary Compensation Table ("Named Officers"); and (iv) all directors and executive officers of the Company as a group. This information is based upon public filings and in the case of the Company's officers and directors, information provided to the Company by such persons.

                                                     Common Stock(1)
                                            ----------------------------------
                                             Number of             Percentage
 Name(2)                                       Shares              Outstanding
 -------                                     ---------             -----------
 Martin E. Judge, Jr.                       6,112,599(3)              45.8%

 Michael A. Dunn                            1,868,113(4)              14.0%

 Richard T. Furlano                            55,100                  *

 Katharine A. Wiercinski                       52,600                  *

 Randolph J. Angermann                         20,794                  *

 James C. Hahn                                 20,294                  *

 Jeffrey J. Andrews                                 0                  --

 All directors and executive officers
 as a group (7 persons)                     8,129,500                 60.9%


*Less than one percent.

(1) Unless otherwise indicated, beneficial ownership is based on sole voting and dispositive power with respect to the shares, and shares are held by the person listed or members of his or her family. Common Shares which the individual has the right to acquire, upon exercise of options and in certain other circumstances, are deemed to be outstanding and beneficially owned by the individual.

(2) Unless otherwise indicated, the address of each person listed in the table is c/o The Judge Group, Inc., Two Bala Plaza, Suite 405, Bala Cynwyd, Pennsylvania 19004.

(3) Includes 504,549 shares held by Takema, Ltd., LP, a Delaware limited partnership ("Takema") of which Mr. Judge is the General Partner.

(4) Includes 261,010 shares held by the Michael A. Dunn Descendants' Trust. Mr. Dunn has sole dispositive power over the shares held by the Trust.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information concerning the annual and long-term compensation paid or accrued for the Company's Chief Executive Officer and the Company's other executive officers whose total annual salary and bonus exceeded $100,000 for services rendered to the Company and its subsidiaries during fiscal 1996 ("Named Officers").

                                                  Annual Compensation(1)
                                                  ----------------------
                                                                                                               All Other
Name                           Principal Position                Year            Salary         Bonus         Compensation
----                           ------------------                ----            ------         -----         -------------

Martin E. Judge, Jr.           Chief Executive Officer and       1996           $530,524            $0            $63,800
                               Chairman of the Board

Richard T. Furlano             President                         1996           $226,736       $54,882             $5,925

Michael A. Dunn                Executive Vice President          1996           $266,361            $0            $23,507

Wendy Greenberg-
Marcelli(2)                    Former Vice President             1996           $103,379       $19,265                 $0


(1) The Company has omitted in the Summary Compensation Table information concerning the value of perquisites and other personal benefits which, in the aggregate, do not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for the named executive officers.

(2) Ms. Greenberg-Marcelli resigned her position as Vice President of the Company and President and Director of JIS in January 1997.


Employment Agreements

         The Company does not have employment agreements with any Named Officers. The Company does, however, require that all key employees execute confidentiality and one-year post-termination non-competition agreements.

Compensation Committee Interlocks and Insider Participation

         During fiscal 1996, decisions concerning compensation of executive officers were made by the Board of Directors, which was comprised of Mr. Judge, Chairman of the Board and Chief Executive Officer; Mr. Furlano, President; Mr. Dunn, Executive Vice President of the Company and Mr. Arthur Kania. Effective April 1997, Messrs. Angermann and Hahn were elected as members of the Compensation Committee.

Certain Transactions

         Effective February 20, 1997, any transactions between the Company and related parties will be subject to the review and approval of its Audit Committee or a comparable committee consisting of a majority of disinterested parties.

         As of September 3, 1996 each of Mr. Judge and Mr. Dunn and his wife executed personal guaranties of the Company's obligations under its line of credit and term loan with Midlantic Bank, N.A., to enable the Company to obtain the line of credit and term loan. The amount outstanding under the line of credit at December 31, 1996 was $9,210,795. Mr. Judge and Mr. and Mrs. Dunn were released from these guaranties following the completion of the Offering.

         As of December 31, 1996, the Company owed an aggregate of approximately $95,862 to Mr. Judge. These loans were unsecured and due upon demand and bore interest at various rates (from prime plus 1% to a fixed rate of 12%). The Company paid the interest related to these loans directly to the commercial banks from which Mr. Judge borrowed the funds on behalf of the Company. As of December 31, 1996, Mr. Judge owed the Company $398,605. This loan, which represents advances for personal expenditures paid by the Company, was due upon demand, unsecured and non-interest bearing, and was repaid at the closing of the Offering on February 20, 1997.

         As of December 31, 1996, the Company had advanced $133,350 to Judge Financial Group, a personal financial advisory company, which is owned by Dennis Judge, Martin E. Judge, Jr.'s brother. This advance was made for working capital purposes, did not bear interest, was unsecured and due upon demand and was repaid on February 20, 1997.

         As a condition to the completion of the Offering, the Company acquired JIS in a merger in which JIS merged into a newly organized wholly-owned subsidiary of the Company ("Judge Acquisition"). Judge Acquisition was the surviving corporation in the merger and changed its name to "Judge Imaging Systems, Inc." As a result of the merger, JIS became a wholly-owned subsidiary of the Company. The merger was approved by the stockholders of JIS at a Special Meeting held on January 17, 1997. As consideration, each share of JIS common stock or Series A preferred stock, other than shares owned by the Company, outstanding at the time of the merger was converted into one-third of a Common Share of the Company, which is equal to $2.50 divided by the initial public offering price. All JIS shares owned by the Company were cancelled. Prior to the merger, the Company owned approximately 25.6% of JIS's fully-diluted outstanding common stock. Mr. Judge beneficially owned an additional 34.1%, and other officers and directors of the Company beneficially owned an additional 3.7% of JIS's fully-diluted outstanding common stock. As a result, Mr. Judge and Mr. Dunn acquired 504,549 and 58,763 Common Shares of the Company, respectively, in exchange for shares of common and/or preferred stock they held in JIS.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit a proposal for presentation at the 1998 Annual Meeting of Shareholders must forward such proposal to the Secretary of the Company, at the address indicated on the cover page of this proxy statement, so that the Secretary receives it no later than February 6, 1998.

                                    FORM 10-K

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED TO ANY SHAREHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST DIRECTED TO THE ATTENTION OF THE SECRETARY OF THE COMPANY, AT THE COMPANY'S PRINCIPAL ADDRESS SHOWN ON THE COVER PAGE OF THIS PROXY STATEMENT. THE COMPANY WILL FURNISH TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K OF THE COMPANY FOR FISCAL 1996, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATING TO THE COMPANY'S FURNISHING OF SUCH EXHIBIT(S).

                              THE JUDGE GROUP, INC.
                            TWO BALA PLAZA, SUITE 405
                         BALA CYNWYD, PENNSYLVANIA 19004

         PROXY -- Annual Meeting of Shareholders -- Friday, June 6, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Martin E. Judge, Jr. as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the Common Shares of The Judge Group, Inc. held of record by the undersigned on May 1, 1997 at the Annual Meeting of Shareholders to be held on Friday, June 6, 1997 or at any adjournment thereof.

1. ELECTION OF DIRECTORS       FOR all nominees listed       WITHHOLD AUTHORITY to vote
                               below (except as marked to    for all nominees listed below / /
                               the contrary below) / /

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

             Randolph J. Angermann, Michael A. Dunn, James C. Hahn,
                  Martin E. Judge, Jr. and Richard T. Furlano

2. PROPOSAL TO RATIFY THE APPOINTMENT OF RUDOLPH, PALITZ LLP AS THE INDEPENDENT PUBLIC ACCOUNTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

             FOR / /          AGAINST   / /        ABSTAIN  / /

3. In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment.


                                  (Continued, and to be signed, on Reverse Side)

(Continued from other side)


         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS; FOR PROPOSAL 2; AND IN ACCORDANCE WITH THE PROXIES' BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

         Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                                 ---------------------------------------
                                  Date

                                  ---------------------------------------
                                  Signature

                                  ---------------------------------------
                                  Signature, if held jointly